                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints each of Charles W. Cramb and Richard K. Willard, jointly and severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-4 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange SEC, granting unto said attorneys-in-fact and agents full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----

                /s/ JAMES M. KILTS                        Chairman of the Board of        March 14, 2002
 ------------------------------------------------    Directors, Chief Executive Officer
                  James M. Kilts                                and Director


              /s/ EDWARD F. DEGRAAN                  President, Chief Operating Officer   March 14, 2002
 ------------------------------------------------               and Director
                Edward F. DeGraan


               /s/ CHARLES W. CRAMB                   Senior Vice President and Chief     March 14, 2002
 ------------------------------------------------            Financial Officer
                 Charles W. Cramb


               /s/ CLAUDIO E. RUBEN                    Vice President, Controller and     March 14, 2002
 ------------------------------------------------       Principal Accounting Officer
                 Claudio E. Ruben


               /s/ WARREN E. BUFFET                               Director                March 14, 2002
 ------------------------------------------------
                 Warren E. Buffet


               /s/ WILBUR H. GANTZ                                Director                March 14, 2002
 ------------------------------------------------
                 Wilbur H. Gantz


              /s/ MICHAEL B. GIFFORD                              Director                March 14, 2002
 ------------------------------------------------
                Michael B. Gifford


              /s/ CAROL R. GOLDBERG                               Director                March 14, 2002
 ------------------------------------------------
                Carol R. Goldberg


             /s/ DENNIS F. HIGHTOWER                              Director                March 14, 2002
 ------------------------------------------------
               Dennis F. Hightower


              /s/ HERBERT H. JACOBI                               Director                March 14, 2002
 ------------------------------------------------
                Herbert H. Jacobi


               /s/ HENRY R. KRAVIS                                Director                March 14, 2002
 ------------------------------------------------
                 Henry R. Kravis


               /s/ JORGE P. LEMANN                                Director                March 14, 2002
 ------------------------------------------------
                 Jorge P. Lemann

                    SIGNATURE                                      TITLE                       DATE
                    ---------                                      -----                       ----


             /s/ RICHARD R. PIVIROTTO                             Director                March 14, 2002
 ------------------------------------------------
               Richard R. Pivirotto


              /s/ MARJORIE M.T. YANG                              Director                March 14, 2002
 ------------------------------------------------
                Marjorie M.T. Yang